APPENDIX C

Electro Energy Inc.

SUBSCRIPTION DOCUMENTS

ELECTRO ENERGY INC.

SUBSCRIPTION DOCUMENTS

INSTRUCTIONS

The following documents must be completed in accordance with the instructions set forth below and must be executed in order to determine whether you are an accredited investor and, if accredited, in order to subscribe for the purchase of units ("Units"), each unit consisting of one (1) share of Series A Convertible Preferred Stock ("Preferred Stock"), and a detachable warrant ("Warrant") to purchase shares of Common Stock, of a publicly-traded company which will acquire by merger all of the outstanding capital stock and business of Electro Energy Inc.

PLEASE PRINT THE ANSWERS TO ALL QUESTIONS.

1.   Enclosed are the following documents:

           (a)   Subscription Agreement. Be sure to carefully and fully read the Subscription Agreement, and execute the signature page which is applicable to you. On the appropriate signature page of the Subscription Agreement, the Subscriber must sign, print his, her or its name, address and social security or tax identification number where indicated, and indicate the number of Units subscribed for, the date of execution and the manner in which title to the Preferred Stock and Warrants will be held.

           (b)   Investor Questionnaire. Be sure to carefully and fully read the Investor Questionnaire, which can be found after the signature pages to the Subscription Agreement. On the signature page of the Investor Questionnaire, the Subscriber must sign and print his, her or its name where indicated.

A PROSPECTIVE SUBSCRIBER MUST BE SURE TO CAREFULLY AND FULLY READ THE ACCOMPANYING CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM PRIOR TO RETURNING THE SIGNED SUBSCRIPTION DOCUMENTS.

2.   Payment.

Payment of the purchase price may be made by certified or bank check made payable to "Corporate Stock Transfer, Inc., as Escrow Agent for Electro Energy Inc.," or by wire transfer of immediately available funds, contemporaneously with the execution and delivery of the Subscription Agreement, to Guaranty Bank & Trust, as escrow bank for the Escrow Agent, as follows:

Wire Transfer Instructions for Escrow Account

Guaranty Bank & Trust
Denver, Colorado
ABA # 102 000 966
A/C# 312 432 83
FBO Corporate Stock Transfer
FFC Electro Energy Inc.-Escrow Account

3.   Return of Documents.

Copies of the signed Subscription Agreement and Investor Questionnaire should be delivered to: Brookshire Securities Corporation, at 4 West Las Olas Boulevard, 8th Floor, Ft. Lauderdale, FL 33301, Attention: Mr. Peter S. Chung. If you should have any questions, please contact Mr. Chung at tel: (954) 714-9008 or fax: (954) 714-9131, or Martin G. Klein or Michael Eskra of Electro Energy, at tel: (203) 797-2699 or fax: (203) 797-2697.

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APPENDIX C

NAME OF SUBSCRIBER:_____________________________

To:	Brookshire Securities Corporation
4 West Las Olas Boulevard
8th Floor
Ft. Lauderdale, FL 33301

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this "Agreement") is being delivered to you in connection with your investment in a publicly-traded company (the "Company") and the anticipated merger (the "Merger") of EEI Acquisition Corp., a wholly-owned subsidiary of the Company, with and into Electro Energy Inc., a Delaware corporation ("EEI"). Your obligation to invest in the Company shall be subject to, among other things, (a) the notification to you of the identity of the Company and (b) your receipt of the draft Current Report on Form 8-K in accordance with Section 2.1 below. Brookshire Securities Corporation is acting as the Placement Agent (the "Placement Agent") in conducting a private placement (the "Private Placement") of units ("Units"), each Unit consisting of (i) one (1) share of the Company’s Series A Convertible Preferred Stock ("Preferred Stock"), which is convertible at the option of the holder at any time initially into 400 shares of the Company’s common stock (“Common Stock”), at a conversion price of $2.50 per share, and (ii) a detachable, three-year warrant to purchase shares of Common Stock ("Warrant"), at an exercise price of $2.50 per share. The purchase price is $1,000 per Unit. All funds received in the Private Placement shall be held in escrow in a special non-interest bearing account by Guaranty Bank & Trust, as escrow bank for Corporate Stock Transfer, Inc. (the "Escrow Agent") and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to the Company at which time the securities subscribed for as further described below shall be delivered to you.

1.   SUBSCRIPTION AND PURCHASE PRICE

1.1   Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Units indicated on page C-10 hereof on the terms and conditions described herein. The minimum number of Units that may be purchased is fifty (50). Subscriptions for lesser amounts may be accepted at the discretion of the Company and the Placement Agent.

1.2   Purchase of Securities. The undersigned understands and acknowledges that the purchase price to be remitted to the Placement Agent in exchange for the Unit(s) shall be $1,000 per Unit, for an aggregate purchase price of $1,000 multiplied by the number of Units subscribed for (the "Aggregate Purchase Price"). Payment for the Units subscribed for hereunder shall be made by the undersigned, by certified or bank check made payable to Corporate Stock Transfer, Inc., as Escrow Agent for Electro Energy Inc., or by wire transfer of immediately available funds, contemporaneously with the execution and

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delivery of this Agreement to the Placement Agent, to Guaranty Bank & Trust, as escrow bank for the Escrow Agent, as follows:

Wire Transfer Instructions for Escrow Account

Guaranty Bank & Trust
Denver, Colorado
ABA # 102 000 966
A/C# 312 432 83
FFC Electro Energy Inc.-Escrow Account

2.   ACCEPTANCE AND CLOSING PROCEDURES

2.1        Acceptance or Rejection.

(a)   The undersigned and the Placement Agent understand and agree that this subscription shall be revocable by the undersigned up until three (3) days after a Draft Form 8-K (as defined in Section 5.1 hereof) is prepared and sent to the undersigned (at the address set forth on the signature page of this Agreement) in accordance with the terms and conditions set forth in Section 4 hereof (the "Revocation Period"). Provided that the undersigned shall not have, within the Revocation Period, delivered a written notice via facsimile to Greenberg Traurig, LLP, counsel to the Company (to the attention of Spencer G. Feldman) at (212) 801-6400, electing to withdraw his subscription, the obligation of the undersigned to purchase the Units shall become irrevocable, and the undersigned shall be legally bound to purchase the Units subject to the terms set forth in this Agreement.

(b)   The undersigned understands and agrees that the Company and the Placement Agent reserve the right to reject this subscription for the Units in whole or part in any order at any time prior to the Initial Closing (as defined below) if, in their reasonable judgment, they deem such action in the best interest of the Company, notwithstanding the undersigned’s prior receipt of notice of acceptance of the undersigned’s subscription.

(c)   In the event of the revocation of this subscription by the undersigned in accordance with Section 2.1(a), rejection by the Company, EEI or the Placement Agent in accordance with Section 2.1(b), or the sale of the Units is not consummated by the Placement Agent for any reason, this Agreement and any other agreement entered into between the undersigned and the Placement Agent relating to this subscription shall thereafter have no force or effect, and the Placement Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

(d)   Notwithstanding anything to the contrary contained in this Agreement, in the event that the Merger is not effective on or before the date that is sixty (60) days after the date of this Agreement, the Placement Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

2.2        Closings.

The closing of the purchase and sale of the Units (the "Closing") shall take place at the offices of Greenberg Traurig, LLP, counsel to the Company, at 200 Park Avenue,

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15th Floor, New York, New York 10166, or such other place as determined by the Placement Agent, on the first (1st) Business Day immediately following the Revocation Period (the "Closing Date"), or such other date as is mutually agreed to by the parties and the undersigned. "Business Day" shall mean from the hours of 9:00 a.m. (E.S.T.) through 5:00 p.m. (E.S.T.) of a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to be closed.

2.3        Termination.

The subscription period for the Private Placement will terminate on May 7, 2004, unless extended by the Company and the Placement Agent, in their sole discretion, for up to thirty (30) days, without notice to the undersigned (the “Termination Date”). If 4,500 Units have not been subscribed for on or before the Termination Date, or if the Private Placement is otherwise terminated or withdrawn, then the Escrow Agent will return to each Subscriber his, her or its subscription amount, without interest or deduction therefrom.

3.   INVESTOR’S REPRESENTATIONS AND WARRANTIES

The undersigned hereby acknowledges, agrees with and represents and warrants to the Placement Agent and its affiliates, as follows:

(a)         The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(b)        The undersigned acknowledges his understanding that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the undersigned represents and warrants to the Placement Agent and its affiliates as follows:

(i)   The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned’s representations contained herein, the undersigned is merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

(ii)   The undersigned is acquiring the Unit(s) solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the shares of Common Stock, including such shares into which the Warrants are exercised, underlying such Unit(s).

(iii)   The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and contingencies, and has no need for liquidity with respect to his investment in the Company;

(iv)   _______________________ [insert name of Purchaser Representative: if none, so state] has acted as the undersigned’s Purchaser

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Representative for purposes of the private placement exemption under the Securities Act. If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the undersigned has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general, and the suitability of an investment in the Units for the undersigned in particular; and

(v)   The undersigned (together with his Purchaser Representative(s), if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Units.

(c)       The information in the Accredited Investor Questionnaire completed and executed by the undersigned (the "Investor Questionnaire") is accurate and true in all respects, and the undersigned is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D.

(d)       The undersigned (and his Purchaser Representative, if any) has been furnished with a copy of the Confidential Private Placement Memorandum, dated April 8, 2004, together with all annexes thereto (as such documents may be amended or supplemented, the "Memorandum"), relating to the private placement by the Company of the Units.

(e)       The undersigned is not relying on the Placement Agent or its affiliates with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with only the person(s), if any, named as Purchaser Representative(s) herein. Each Purchaser Representative, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the Memorandum, and each Purchaser Representative, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between himself and the Placement Agent or any affiliate or subsidiary thereof.

(f)       The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the shares of Preferred Stock, the Warrants or the shares of Common Stock into which the Preferred Stock is convertible and the Warrants are exercisable (such Common Stock collectively, the “Conversion Shares”) without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, neither the shares of Preferred Stock, the Warrants nor the Conversion Shares have been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the shares of Preferred Stock, Warrants and Conversion Shares are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the shares of Preferred Stock, Warrants or the Conversion Shares on his behalf or to assist him in complying with any exemption from registration

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under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the shares of Preferred Stock, Warrants and Conversion Shares are further restricted by state securities laws and the provisions of this Agreement.

(g)       No representations or warranties have been made to the undersigned by the Company, EEI or the Placement Agent, or any of their respective officers, employees, agents, affiliates or subsidiaries, other than any representations of the Placement Agent contained herein and in the Memorandum, and in subscribing for Units the undersigned is not relying upon any representations other than any contained herein or in the Memorandum.

(h)       The undersigned understands and acknowledges that his purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of his entire investment.

(i)        The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Units will not cause such overall commitment to become excessive.

(j)        The undersigned understands and agrees that the certificates for the shares of Preferred Stock, Warrants and Conversion Shares shall bear substantially the following legend until (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective, or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "blue sky" or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(k)       The foregoing representations, warranties, and agreements shall survive the Closing.

4.   THE COMPANY’S REPRESENTATIONS AND WARRANTIES

The Company hereby acknowledges, agrees with and represents and warrants to each of the undersigned, as follows:

(a)       The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(b)       The Preferred Stock and Warrants to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable.

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(c)      The Conversion Shares to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with this Agreement, the Warrant and the Certificate of Designation, Preferences and Rights pertaining to the Preferred Stock, will, upon receipt by the Company of the applicable cash conversion or exercise price therefor, be validly issued and fully paid and nonassessable.

(d)      Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s Certificate of Incorporation, as amended, or By-laws, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

(e)      After giving effect to the transactions contemplated by this Agreement and immediately after the Closing, the Company will have the outstanding capital stock as described in the Memorandum.

(f)       The information contained in the Memorandum is true and correct in all material respects as of its date.

5.   COVENANTS FOLLOWING THE CLOSING

5.1        Preparation and Delivery of the Draft Form 8-K; Withdrawal of Subscription. At least three (3) days prior to the date of closing of the Merger, EEI shall prepare and deliver to the undersigned via overnight courier or facsimile, a draft copy of the Current Report on Form 8-K (the "Draft Form 8-K") proposed to be filed by the Company, which shall describe the terms and conditions of the Merger, in accordance with the requirements of the Securities Exchange Act of 1934 and the Accounting and Financial Reporting Interpretations and Guidance issued by the accounting staff members of the Division of Corporate Finance of the Securities and Exchange Commission on March 31, 2001, as the same relates to "Reverse Acquisitions-Reporting Issues."

5.2        Registration Rights; Lock-Up.

(a)   The Company shall file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") covering the resale of the Conversion Shares on or before the date which is ninety (90) days after the Closing Date. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as possible after the initial filing. The Company shall use best efforts to respond to any SEC comments to the Registration Statement on or prior to the date which is twenty (20) Business Days after the date such comments are received, but in any event not later than thirty (30) Business Days from the date such comments are received. The Company will maintain the effectiveness of the Registration Statement from the effective date through and until twelve (12) months after the Closing Date; provided that, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the undersigned in writing of the existence of a Potential Material Event (as defined below), the undersigned shall not offer or sell any shares of Common Stock, or engage in any other transaction involving or relating to such shares, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the undersigned that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, further that, the Company may not suspend the right of the undersigned pursuant to this Section 5.2(a) for more than ninety (90) days in the aggregate. "Potential Material Event" means the possession by the Company of material information regarding a potential transaction

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beneficial to the Company or its stockholders not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company.

(b)   If the Company fails to (i) file the Registration Statement with the SEC on or prior to the date which is one hundred eighty (180) days after the Closing Date, or (ii) use best efforts to respond to any SEC comments to the Registration Statement on or prior to the date which is twenty (20) Business Days after the date such comments are received, but in any event not later than thirty (30) Business Days from the date such comments are received, then the Company shall be obligated to issue to the undersigned additional shares of Common Stock computed as follows: on the first day that the Company has failed to file, or has failed to respond to SEC comments concerning, the Registration Statement, as the case may be (the "First Determination Date"), the Company shall determine the number of shares of Common Stock entitled to the benefit of the registration rights set forth in this Section 5.2 that are held by the undersigned (the "Subject Shares"). Within fifteen (15) days following the First Determination Date, the Company shall issue to the undersigned shares of Common Stock equal to 2% of the Subject Shares (the "Penalty Shares"). Penalty Shares shall also be issuable upon the expiration of each 30-day period following the First Determination Date during which the Company has continued to fail to file or respond to SEC comments concerning the Registration Statement, as the case may be (the expiration date of each such 30-day period being a "Subsequent Determination Date"). The number of Penalty Shares issuable following each Subsequent Determination Date shall be determined and issued in accordance with this section on the same basis applicable to the First Determination Date; provided, however, that Penalty Shares previously issued to the undersigned shall be excluded from the calculation of Subject Shares. Notwithstanding the foregoing, the Company shall not be obligated to issue to the undersigned in respect of the Penalty Shares an aggregate number of shares of Common Stock greater than 12% of the Subject Shares held by the undersigned as of the first day of the last month in which payments in respect of the Penalty Shares are required to be made.

(c)   The Company shall notify the undersigned at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of the undersigned, the Company shall also prepare, file and furnish to the undersigned a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The undersigned agrees not to offer or sell any shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

(d)   The Company may request the undersigned to furnish the Company such information with respect to the undersigned and the undersigned’s proposed distribution of shares of Common Stock pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and the undersigned agrees to furnish the Company with such information.

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6.   USE OF PROCEEDS

The Company shall use the net proceeds from the offering of the Units for research and development, product manufacturing, marketing, sales, investor relations, general and administrative expenses, working capital and transaction costs. Upon receipt of the proceeds of this Offering from the Escrow Agent, the Company shall deposit and maintain the net proceeds in a segregated bank account and funds shall be released into the Company’s operating account in a manner consistent with foregoing plan and upon periodic authorization from the Board of Directors of the Company.

7.   INSIDER TRADING PROHIBITION; INDEMNITY

(a)   Commencing as of the date upon which the Draft Form 8-K is sent to the undersigned and until the filing by the Company of the Form 8-K with the SEC, the undersigned hereby agrees to (i) refrain from (a) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (b) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company and (ii) indemnify and hold harmless the Company, the Placement Agent, and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 7 by the undersigned.

(b)   The undersigned agrees to indemnify and hold harmless the Company, EEI, the Placement Agent, the Escrow Agent and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any of the foregoing in connection with this transaction.

8.   MISCELLANEOUS PROVISIONS

8.1   Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

8.2   Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

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8.3   Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.4   Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.

8.5   Assignability. This Agreement is not transferable or assignable by the undersigned. This Agreement shall be transferable or assignable by the Placement Agent to the Company.

8.6   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

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ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ____ day of ____________ 2004.

____________________________________________	X $1,000 for each Unit	= $________________________________.
Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE C-11.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE C-12.

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EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Purchaser)
ACCEPTED this ___ day of _________ 2004, on behalf of the Company.

By:

Name:
Title:

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EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

By:

Name:
Title:

[seal]

Attest:

(If Entity is a Corporation)

Address

ACCEPTED this ____ day of __________ 2004, on behalf of the Company.

By:

Name:
Title:

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INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐
You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and (1) the decision that you shall subscribe for and purchase units consisting of one (1) share of Series A Convertible Preferred Stock and a three-year detachable warrant to purchase shares of common stock (the “Units”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act ("Regulation D") or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐
You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Units and with total assets in excess of $5,000,000.

☐	You are a director or executive officer of Electro Energy Inc.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Units.

☐
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

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☐
You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Units, each Unit consisting of (i) one (1) share of Series A Convertible Preferred Stock, and (ii) a three-year detachable warrant to purchase shares of the common stock, of Pubco, which will acquire by merger the business of Electro Energy Inc.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser (Entities please	Signature of Co-Purchaser
provide signature of Purchaser's duly
authorized signatory.)

Name of Signatory (Entities only)

Title of Signatory (Entities only)

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